UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

Ares Strategic Income Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01512	88-6432468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Park Avenue, 44th Floor New York, New York		10167
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (212) 750-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Amendment and Restatement of Second Amended and Restated Investment Advisory and Management Agreement and Amended and Restated Administration Agreement

On September 12, 2024, Ares Strategic Income Fund (the “Fund”) entered into the third amended and restated investment advisory and management agreement (the “Third Amended and Restated Investment Advisory and Management Agreement”), by and between the Fund and Ares Capital Management LLC, the Fund’s investment adviser (the “Adviser”), which amended and restated the Fund’s second amended and restated investment advisory and management agreement, by and between the Fund and the Adviser, dated May 25, 2023 (the “current amended and restated investment advisory and management agreement”), in response to comments issued by state securities regulators in connection with their review of the Fund’s public offering (the “Offering”). The terms of the Third Amended and Restated Investment Advisory and Management Agreement are unchanged from those of the current amended and restated investment advisory and management agreement under which the Adviser provides investment advisory services to the Fund, except to clarify certain types of costs and expenses that will not be borne by the Fund.

The foregoing description of the Third Amended and Restated Investment Advisory and Management Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Investment Advisory and Management Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 12, 2024, the Fund entered into the second amended and restated administration agreement (the “Second Amended and Restated Administration Agreement”), by and between the Fund and Ares Operations LLC, the Fund’s administrator (the “Administrator”), which amended and restated the Fund’s amended and restated administration agreement by and between the Fund and the Administrator, dated May 25, 2023 (the “current amended and restated administration agreement”), in response to comments issued by state securities regulators in connection with their review of the Offering. The terms and conditions of the Second Amended and Restated Administration Agreement are unchanged from those of the current amended and restated administration agreement, under which the Administrator provides administrative services to the Fund, except to remove certain expenses of the Administrator from the costs and expenses that are to be borne by the Fund under the Second Amended and Restated Administration Agreement.

The foregoing description of the Second Amended and Restated Administration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Administration Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amended and Restated Investment Advisory and Management Agreement
10.2	Second Amended and Restated Administration Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES STRATEGIC INCOME FUND

Date: September 12, 2024	By:	/s/ Scott C. Lem
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer